John Hancock Investment Trust

John Hancock Balanced Fund (the fund)

Supplement dated December 9, 2019 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective June 1, 2020, Lisa A. Welch will no longer serve as a portfolio manager of the fund. Accordingly, as of June 1, 2020, all references to Ms. Welch will be removed from the Summary Prospectus.

Additionally, effective December 31, 2019, Susan A. Curry will be added as a portfolio manager for the fund, and together with Jeffrey N. Given, CFA, Michael J. Scanlon, Jr., CFA and Lisa A. Welch, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, effective December 31, 2019, the following is added to the portfolio manager information in the Summary Prospectus under the heading “Portfolio management”:

Susan A. Curry

Managing Director and Portfolio Manager

Managed the fund since 2019

Following June 1, 2020, Susan A. Curry, Jeffrey N. Given, CFA and Michael J. Scanlon, Jr., CFA will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.